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                                                                    EXHIBIT 23.2

                    [LETTERHEAD OF McGLADREY & PULLEN, LLP]

                        CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in this Registration Statement of AccuStaff Incorporated on Form S-8 and related Prospectus of our report dated November 29, 1995 (relating to the financial statements of Computer Professionals, Inc.), included in the Current Report on Form 8-K/A of AccuStaff Incorporated dated October 31, 1995.

                                        /s/ McGladrey & Pullen, LLP
                                        McGladrey & Pullen, LLP

Charlotte, North Carolina
November 7, 1996